CONSENT OF INDEPENDENT AUDITORS




We consent to the inclusion in Post-Effective Amendment No. 36 to the Registration Statement of Franklin Strategic Series on Form N-1A (File No. 33-39088) of our report dated May 28, 1999, on our audit of the financial statements of the Franklin U.S. Long-Short Fund as of May 28, 1999. We also consent to the reference to our firm under the caption "Auditor."


                             /s/PricewaterhouseCoopers LLP
                                PricewaterhouseCoopers LLP




San Francisco, California
May 28, 1999